UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2000



                            HARVEY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                  1-4626                    13-1534671
(State or other            (Commission File Number)         (IRS Employer
 jurisdiction of                                        Identification Number)
incorporation)




                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
--------------------------------------------------------------------------------
       (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5. Other Events

     On February 7, 2000, Harvey Electronics, Inc. (the "Company") terminated its agreement in principle to merge with CoolAudio.com, Inc.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the sixth paragraph of the press release).

Item 7. Financial Statements and Exhibits

(c)      Exhibits

         99.01 Press Release dated February 7, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         HARVEY ELECTRONICS, INC.


                         By:  ________________________________________
                              Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer, and Secretary


Date:  February 7, 2000